                 ASSOCIATES CORPORATION OF NORTH AMERICA
                           DEBT SECURITIES
                        Underwriting Agreement

                                               [DATE]

To the Representative or Representatives named in Schedule A hereto of the Underwriters named in Schedule B hereto

Gentlemen:

     The undersigned Associates Corporation of North America, a Delaware corporation (the "Company"), confirms its agreement with the several underwriters named in Schedule B hereto (the "Underwriters"), as set forth below. If the firm or firms listed in Schedule B hereto include only the firm or firms listed in Schedule A hereto (the "Representatives"), then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

1. Description of Securities. The Company proposes to issue and sell debt securities of the title and amount set forth in Schedule A hereto (the "Securities"), to be issued under the indenture identified in Schedule A hereto (the "Indenture") between the Company and the trustee named therein (the "Trustee"). If so indicated in Schedule A hereto, the Company also proposes to issue warrants (the "Warrants") to purchase the aggregate principal amount listed in Schedule A hereto of the debt securities listed in Schedule A hereto (the "Warrant Securities") to be issued pursuant to the provisions of the Indenture. The Warrants, if any, are to be issued pursuant to the provisions of the Warrant Agreement listed in Schedule A hereto (the "Warrant Agreement") between the Company and the Warrant Agent named in Schedule A hereto (the "Warrant Agent").

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

(a) A registration statement on Form S-3 (with the file numbers set forth in Schedule A hereto), including a prospectus, relating to the Securities has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment or supplement was so prepared and filed and any such amendment has become effective. A prospectus supplement (the "Prospectus Supplement") relating to the Securities, the Warrants, if any, and the Warrant Securities, if any, has been so prepared and will be filed pursuant to Rule 424 under the Act. Copies of such registration statement and prospectus, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for each of you and for counsel for the Underwriters) have been delivered to you. Such registration statement and prospectus, as amended or supplemented to the date of this Agreement and as supplemented by the Prospectus Supplement, are herein referred to as the "Registration Statement" and the "Prospectus". Any reference herein to the Registration Statement or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of this Agreement, and any reference to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of this Agreement.

(b) When each part of the registration statement became effective such part conformed in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of this Agreement, upon the effectiveness of any amendment to the Registration Statement or the filing of any supplement to the Prospectus and at the Closing Date (as hereinafter defined), the Registration Statement and Prospectus and any amendment or supplement thereto will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

(c) The documents incorporated by reference in the Registration Statement or Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934 (the "Exchange Act"), conformed, and any documents so filed and incorporated by reference after the date of this Agreement will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The financial statements of the Company and its subsidiaries included in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). Coopers & Lybrand LLP, which has examined certain of such financial statements, as set forth in their report included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the Rules and Regulations.

(e) The Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation; the Company's subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation; each of the Company and its subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus; each of the Company and its subsidiaries is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and the Company owns all outstanding shares of capital stock of each significant subsidiary (as defined in Rule 405 under the Act) (except as otherwise stated in the Registration Statement) in each such case subject to no security interest, other encumbrance or adverse claim.

(f) The Indenture, the Warrant Agreement, if any, the Securities, the Warrants, if any, and the Warrant Securities, if any, have been duly authorized, the Indenture has been duly qualified under the Trust Indenture Act, executed and delivered, and the Indenture and the Warrant Agreement, if any, constitute, and the Securities, the Warrants, if any, and the Warrant Securities, if any, when duly executed, authenticated, issued and delivered as contemplated hereby, by the Indenture, by the Delayed Delivery Contracts (as hereinafter defined), if any, and by the Warrant Agreement, if any, will constitute valid and legally binding obligations of the Company in accordance with their terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(g) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company and its subsidiaries, taken as a whole, and there has not been any material change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries.

(h) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency or body, in which there is a reasonable possibility of an adverse decision which could result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, or might materially and adversely affect the properties or assets thereof; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed or which will not be so filed prior to the date of any Prospectus Supplement.

(i) The Company and its subsidiaries hold good and marketable title in fee simple, except as otherwise stated in the Prospectus, to all of the real property referred to therein as being owned by them, free and clear of all liens and encumbrances, except liens and encumbrances referred to in the Prospectus (or reflected in the financial statements included therein) and liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and its subsidiaries; and the properties referred to in the Prospectus as held under lease by the Company or any of its subsidiaries are held by them under valid and enforceable leases with such exceptions as do not materially interfere with the conduct of the business of the Company and its subsidiaries.

(j) The performance of this Agreement and of any Delayed Delivery Contracts and the consummation of the transactions herein contemplated (including, without limitation, the issuance of the Warrant Securities, if any, upon the exercise of the Warrants, if any) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them is bound or to which any of the property of the Company or any of its subsidiaries is subject, the Company's charter or by-laws, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and any Delayed Delivery Contracts in connection with the issuance or sale of the Securities, the Warrants, if any, or the Warrant Securities, if any, by the Company, except such as may be required under the Act, the Trust Indenture Act or state securities laws; and the Company has full power and authority to authorize, issue and sell the Securities, Warrants, if any, and Warrant Securities, if any, as contemplated by this Agreement.

3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule A hereto, the amount of Securities, and the amount of Warrants, if any, set forth opposite the name of such Underwriter in Schedule B hereto reduced by such Underwriter's portion of any Contract Securities, determined as provided below.

If so authorized in Schedule A hereto, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Securities, and Warrants, if any, from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve. Securities, and Warrants, if any, to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities". When Delayed Delivery Contracts are authorized in Schedule A, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in Schedule A hereto, and the aggregate amount of Contract Securities may not exceed the amount set forth in such Schedule. The Company will advise you not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of the Contract Securities which have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

The amount of Securities, and Warrants, if any, to be purchased by each Underwriter as set forth in Schedule B hereto shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Securities, and Warrants, if any, set forth opposite the name of such Underwriter bears to the total amount of Securities, and Warrants, if any, set forth in Schedule B hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Securities, and Warrants, if any, to be purchased by all Underwriters shall be the total amount of Securities, and Warrants, if any, set forth in Schedule B hereto less the aggregate amount of Contract Securities.

The Securities, and Warrants, if any, to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in Schedule A hereto against payment of the purchase price therefor by certified or official bank check or checks in immediately available funds (unless otherwise specified in Schedule A hereto) payable to the order of the Company at the office, on the date and at the time specified in such Schedule A, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date". Such Securities, and Warrants, if any, will be prepared in definitive form and in such authorized denominations and registered in such names as you may require upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date (or such other office as may be specified for that purpose in Schedule A) at least one business day prior to the Closing Date.

It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Securities, and Warrants, if any, to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

The Company will pay to you on the Closing Date for the accounts of the Underwriters any fee, commission or other compensation which is specified in Schedule A hereto. Such payment will be made by certified or official bank check in New York Clearing House funds.

4. Covenants. The Company covenants and agrees with each Underwriter that:

(a) The Company will cause the Prospectus Supplement to be filed pursuant to Rule 424 under the Act and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities, Warrants, if any, and Warrant Securities, if any, is required to be delivered under the Act, the Company will notify you promptly of the time when any amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment of or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Securities, and Warrants, if any, by the Underwriters; it will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of securities other than the Securities, the Warrants, if any, and the Warrant Securities, if any, registered under the Registration Statement or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

(b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities, Warrants, if any, and Warrant Securities, if any, for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c) Within the time during which a prospectus relating to the Securities, Warrants, if any, and Warrant Securities, if any, is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities, Warrants, if any, and Warrant Securities, if any, as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d) The Company will use its best efforts to qualify the Securities, Warrants, if any, and Warrant Securities, if any, for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, Warrants, if any, and Warrant Securities, if any, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. The Company will also arrange for the determination of the eligibility for investment for the Securities, Warrants, if any, and Warrant Securities, if any, under the laws of such jurisdictions as you may reasonably request.

(e) The Company will furnish to the Underwriters copies of the Registration Statement and Prospectus (including all documents incorporated by reference therein), and all amendments and supplements to the Registration Statement or Prospectus which are filed with the Commission during the period in which a prospectus relating to the Securities, Warrants, if any, and Warrant Securities, if any, is required to be delivered under the Act (including all documents filed with the Commission during such period which are deemed to be incorporated by reference therein), in each case in such quantities as you may from time to time reasonably request.

(f) So long as any of the Securities, and the Warrant Securities, if any, are outstanding, the Company agrees to furnish to you (i) as soon as available, copies of all financial reports to the Company's security holders generally (other than Associates First Capital Corporation or other affiliated corporations) and all reports and financial statements filed by or on behalf of the Company with the Commission and the New York Stock Exchange and
(ii) from time to time such other information concerning the Company as you may reasonably request.

(g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act which shall satisfy the provisions of Section 11(a) of the Act.

(h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, will pay the expenses of printing all documents relating to the offering, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in
Section 4(d) hereof and the preparation of memoranda relating thereto, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, Warrants, if any, and Warrant Securities, if any, and for any fees charged by investment rating agencies for rating the Securities, and the Warrant Securities, if any. If the sale of the Securities, and Warrants, if any, provided for in this Agreement is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their preparing to market and marketing the Securities, and Warrants, if any, or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

(i) The Company will apply the net proceeds of the sale of the Securities, Warrants, if any, and Warrant Securities, if any, as set forth in the Prospectus.

(j) The Company will not, without your consent, offer or sell, or publicly announce its intention to offer or sell, any debt securities denominated in U.S. dollars having a maturity of more than one year (except under prior contractual commitments or pursuant to bank credit agreements) until after the expiration of four consecutive business days beginning with and including the date of this Agreement.

5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities, and Warrants, if any, as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

(b) No Underwriter shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which in your opinion is material, or omits to state a fact which in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any adverse change, or any development involving a prospective adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, or any change in the rating assigned to any securities of the Company which, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities, and Warrants, if any, on the terms and in the manner contemplated in the Prospectus.

(d) You shall have received the opinion of the General Counsel or an Assistant General Counsel to the Company, dated the Closing
Date, to the effect that:

(i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation; the Company's subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation; each of the Company and its subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus; and each of the Company and its subsidiaries is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification; and all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and the Company owns all outstanding shares of capital stock of each significant subsidiary (as defined in Rule 405 under the Act) (except as otherwise stated in the Registration Statement) in each such case subject to no security interest, other encumbrance, or adverse claim;

(ii) The Indenture, and the Warrant Agreement, if any, have been duly authorized, executed, delivered, and the Indenture has been qualified under the Trust Indenture Act; the Indenture, and the Warrant Agreement, if any, constitute valid and legally binding instruments in accordance with their terms; the Securities, the Warrants, if any, and the Warrant Securities, if any, have been duly authorized, and the Securities, and Warrants, if any, delivered on the Closing Date have been duly executed, authenticated, issued and delivered; the Securities, and Warrants, if any, delivered on the Closing Date constitute, any Contract Securities when executed, authenticated, issued and delivered in accordance with the Delayed Delivery Contracts, if any, the Warrant Agreement, if any, and the Indenture will constitute, and the Warrant Securities, if any, when executed, authenticated, issued and delivered pursuant to the Warrant Agreement, if any, and the Indenture will constitute, valid and legally binding obligations of the Company in accordance with their terms and the terms of the Indenture, and the Warrant Agreement, if any, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, Warrants, if any, and Warrant Securities, if any, conform to the description thereof in the Prospectus;

(iii) The Registration Statement has become effective under the Act and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission;

(iv) Each part of the registration statement, when such part became effective, and the Registration Statement and the Prospectus, and any amendment or supplement thereto, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel has no reason to believe that either any part of the registration statement when such part became effective, or the Registration Statement and the Prospectus or any amendment or supplement thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause;

(v) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus which are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or then required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement which are not described and filed as required; and

(vi) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; the performance thereof and the consummation of the transactions therein contemplated (including, without limitation, the issuance of the Warrant Securities, if any, upon the exercise of the Warrants, if any) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of the property of the Company or any of its subsidiaries is subject, the Company's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and any Delayed Delivery Contracts in connection with the issuance or sale of the Securities (including the Contract Securities, if any), Warrants, if any, or Warrant Securities, if any, by the Company, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the sale of the Securities, Warrants, if any, and Warrant Securities, if any.

(e) You shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Warrants, if any, the Warrant Securities, if any, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters. In rendering their opinion, such counsel may rely on certificates of the Trustee under the Indenture as to the execution and authentication of the Securities.

(f) You shall have received, on the Closing Date, a letter from Coopers & Lybrand LLP, dated the Closing Date, confirming that they are independent auditors with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement and Prospectus, as of a date not more than five business days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters concerning the Company covered by its draft letter reviewed by the Representatives prior to the execution of this Agreement, and affirming, in form and substance satisfactory to the Representatives and in all material respects, the conclusions and findings set forth in such draft letter.

(g) You shall have received from the Company a certificate, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the principal financial or accounting officer, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission; and

(iii) Since the date of this Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus which has not been so set forth, and there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

(h) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you specifically for use in the preparation thereof.

(b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities, and Warrants, if any, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities, and Warrants, if any. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities, and Warrants, if any, underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint. Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d).

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities, and Warrants, if any.

8. Substitution of Underwriters. (a) If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Securities, and Warrants, if any, agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities, and Warrants, if any, in accordance with the terms hereof, and the principal amount of Securities, and Warrants, if any, not purchased does not aggregate more than 10% of the total principal amount of the Securities, and Warrants, if any, set forth in Schedule B hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule B, except as may otherwise be determined by you) the Securities, and Warrants, if any, which the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

(b) If any Underwriter or Underwriters shall fail to take up and pay for the principal amount of Securities, and Warrants, if any, agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities, and Warrants, if any, in accordance with the terms hereof, and the principal amount of Securities, and Warrants, if any, not purchased aggregates more than 10% of the total principal amount of Securities, and Warrants, if any, set forth in Schedule B hereto, and arrangements satisfactory to you and the Company for the purchase of such Securities, and Warrants, if any, by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not to exceed seven full business days, as you shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(h) and Section 6) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the principal amount of Securities, and Warrants, if any, agreed by such Underwriter to be purchased under this Agreement) be under any liability to the Company (except to the extent provided in Section 6 hereof). Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

9. Termination. You shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder,
(ii) any other condition of the Underwriters' obligations is not fulfilled, (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) there shall have occurred since the execution of this Agreement an outbreak or material escalation of major hostilities in which the United States is involved, a declaration of war by Congress or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities, and Warrants, if any, to be purchased by the Underwriters. Any such termination shall be without liability of any party to any other party except that the provisions of
Section 4(h) and Section 6 shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telegram, confirmed by letter.

10. Notices. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered or telegraphed and confirmed to you at your address set forth for that purpose in Schedule A hereto, or if sent to the Company, shall be mailed, delivered or telegraphed and confirmed to the Company at 250 East Carpenter Freeway, Irving, Texas 75062-2729. Notices to any Underwriter pursuant to Section 6 hereof shall be mailed, delivered or telegraphed and confirmed to such Underwriter's address furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 and no other person will have any right or obligation hereunder.

In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule A hereto will be binding upon all the Underwriters.

12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

13. Counterparts. This Agreement may be executed by one or more of you in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement.

If the foregoing correctly sets forth our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telegraphic or other written communications.

                              Very truly yours,

                              Associates Corporation of North America


                              By: ---------------------
                                  Title:


ACCEPTED at New York, New York as of the date first above written on behalf of ourselves and as Representatives of the other Underwriters, if any, named in Schedule B hereto.





By: -------------------------------
   Title:

EXHIBIT I


              ASSOCIATES CORPORATION OF NORTH AMERICA


                  [Insert specific title of securities*]


                    DELAYED DELIVERY CONTRACT

                                                 --------------------------
                                                 [Insert date of initial
                                                  public offering]

Associates Corporation of North America
c/o*


   Gentlemen:

The undersigned hereby agrees to purchase from Associates
Corporation of North America (hereinafter called the "Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert -- as of the date hereof, for delivery on
          , 19  (the "Delivery Date")]

                               [$]

principal amount of the Company's
                          [title of Securities and related
Warrants, if any] (the "Securities"), offered by the Company's Prospectus relating thereto, receipt of a copy of which is hereby
acknowledged, at a purchase price of   % of the principal amount
thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.

[If two or more delayed closings, insert the following:

The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

                          Delivery Date
                        Principal Amount

Each of such delivery dates is hereinafter referred to as a "Delivery Date".]

Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of
              at                 . M.,               time, on
such Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date.
If no designation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on such Delivery Date.



* To be completed when the Underwriting Agreement is executed by the parties thereto.

The obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have delivered to the Underwriters the principal amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above and received payment therefor.

Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-serve basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.

This contract shall be governed by, and construed in accordance with, the laws of the State of New York.


                                     Very truly yours,


                                     ---------------------------
                                     (Name of Purchaser)


                                      --------------------------
                                      By


                                     ---------------------------
                                    (Title of Signatory)

---------------------------
                                     (Address of Purchaser)
Accepted, as of the above date.
Associates Corporation of North America


By --------------------------
   Vice President
                            SCHEDULE A

Underwriting Agreement dated: [DATE]

Registration Statement No.: 33-55949

Representatives: [UNDEWRITER]

Title of Securities: [SECURITIES]

Indenture: [INDENTURE]

Amount of Securities: [AMOUNT]

Price to Public:

Purchase Price:

Final Maturity: [MATURITY]

Interest Rate: [INTEREST RATE]

Redemption: Not redeemable prior to maturity

Repayment at Option of Holder:

Title of Warrant Securities:

Amount of Warrant Securities:

Title of Warrant Agreement:

Warrant Agent: Not Applicable

Number of Warrants:per each $   principal amount of Warrant
Securities


Delayed Delivery --

Fee:
Minimum principal amount of each Contract:
Maximum aggregate principal amount of all Contracts:

Closing --

Office for delivery of Securities, and Warrants, if any:

Office for payment for Securities, and Warrants, if any:


Date and time of Closing:

Office for checking Securities,  and Warrants, if any:

Underwriter commissions or other compensation: None

Address for notices  per Section 10:

Name of Underwriter  to act per Section 11:

                           SCHEDULE B



           Underwriters                            Principal Amount of
                                                             Securities (with
                                                             Warrants, if any)
                                                              to be purchased
                                                  ---------------
[UNDERWRITER]                                       $[AMOUNT]

      Total                                         $[AMOUNT]